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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 13, 2003



                         KERYX BIOPHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)




           DELAWARE                    000-30929                13-4087132
 (State or other jurisdiction   (Commission File Number)       (IRS Employer
       of incorporation)                                     Identification No.)



                              750 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10022
                    (Address of principal executive offices)

                                  212-531-5965
              (Registrant's telephone number, including area code)


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Item 12.  Results of Operations and Financial Condition.

         On November 10, 2003, Keryx Biopharmaceuticals, Inc. issued a press release announcing its financial results for the quarter ended September 30, 2003. The text of the press release, which is attached as Exhibit 99.1, is incorporated by reference into this Item.

Exhibits

99.1     Press Release Dated November 10, 2003.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 13, 2003                Keryx Biopharmaceuticals, Inc.
                                        (Registrant)


                                        By: /s/ Michael S. Weiss
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                                        Michael S. Weiss
                                        Chairman & Chief Executive Officer